UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2021

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	001-33572	20-8859754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, no par value and attached Share Purchase Rights	BMRC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 1 - Registrant's Business and Operations

Item 1.01     Entry Into a Material Definitive Agreement

On April 16, 2021, Bank of Marin Bancorp, (“BMRC”) (Nasdaq: BMRC), parent company of Bank of Marin (the "Bank"), and American River Bankshares, (“AMRB”) (Nasdaq: AMRB), parent company of American River Bank, entered into an Agreement to Merge and Plan of Reorganization (the "Merger Agreement"), pursuant to which, and upon the terms and subject to the conditions set forth therein, AMRB will merge with and into BMRC (the “Merger”) with BMRC surviving, followed immediately thereafter by the merger (the “Bank Merger”) of American River Bank with and into Bank, with Bank surviving. The Merger is expected to be completed in the third quarter of 2021, subject to approval of the Merger by shareholders of BMRC and AMRB, receipt of required regulatory and other approvals and satisfaction of customary closing conditions.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of AMRB’s common stock, excluding certain specified shares, will be converted into the right to receive 0.575 of a share of BMRC common stock. The Merger is expected to qualify as a tax-free reorganization for shareholders of AMRB who receive BMRC common stock.

At the Effective Time of the Merger, each unvested restricted stock award outstanding will vest, be treated as any other outstanding share of AMRB common stock, and be entitled to receive the merger consideration. In addition, each AMRB stock option, whether or not then exercisable, that is outstanding immediately prior to the Effective Time will be canceled and exchanged for the right to receive an amount of cash equal to the product of (x) the total number of shares of AMRB common stock subject to such option and (y) the excess, if any, of (A) the product of (1) the volume weighted average price of BMRC common stock on each of the last fifteen trading days ending on the second trading day immediately prior to the Effective Time, and (2) the Exchange Ratio, over (B) the exercise price per share under such option, less applicable taxes required to be withheld with respect to such payment.

The Merger Agreement contains various customary representations, warranties and covenants by BMRC and AMRB. AMRB agreed to conduct its business in the ordinary course and forbear from taking certain actions while the acquisition is pending. In addition, AMRB agreed that it will not initiate, solicit or encourage proposals for an alternative business combination transaction or, subject to certain exceptions, enter into discussions or furnish information in connection with any proposals for alternative business combination transactions.

Completion of the Merger is subject to certain customary conditions, including (i) approval by AMRB’s shareholders, (ii) approval by BMRC’s shareholders, (iii) receipt of required regulatory approvals, (iv) the absence of any governmental order or law prohibiting the consummation of the Merger or the Bank Merger, and (v) effectiveness of the registration statement for the BMRC common stock to be issued as consideration in the Merger. The obligation of each party to consummate the Merger is also conditioned upon (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) performance in all material respects by the other party of its obligations under the Merger Agreement, (c) receipt by each party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and (d) the absence of a material adverse effect with respect to the other party since the date of the Merger Agreement. The obligation of BMRC to consummate the Merger is further conditioned upon AMRB’s adjusted stockholders’ equity, as defined in the Merger Agreement, not being less than $93.1 million as of the month-end prior to the Effective Time and the required regulatory approvals not reasonably being likely to have a material adverse effect on BMRC after consummation of the Merger.

The Merger Agreement contains certain termination rights for both BMRC and AMRB, including if (i) the Merger is not consummated by December 31, 2021 (the “End Date”), (ii) the required regulatory approvals are not obtained, (iii) the approval of BMRC’s shareholders or AMRB’s shareholders is not obtained, or (iv) there has been a breach by the other party that is not cured such that the applicable closing conditions are not satisfied.

In certain circumstances, AMRB may also terminate the Merger Agreement in the event that (a) (i) AMRB is not in material breach of the Agreement; (ii) the Board of AMRB receives an alternative acquisition approval which is deemed superior to the proposal by BMRC; (iii) BMRC does not amend its offer to acquire AMRB in a manner that would be superior to the alternative acquisition proposal and (iv) AMRB pays a termination fee of $5.38 million (the “Termination Fee”) to BMRC, or (b) one or more members of BMRC’s Board breaches their obligation to vote in favor of the Merger Agreement and such breach results in failure of the BMRC shareholders to approve the Merger Agreement.

In addition, in certain circumstances, BMRC may terminate the Merger Agreement in the event that (A) AMRB materially breaches its non-solicitation obligations relating to an alternative business combination, (B) AMRB’s board withdraws or adversely modifies its recommendation to shareholders or fails to affirm its recommendation within the required time period after an acquisition proposal is made or (C) AMRB’s board recommends a tender offer or exchange offer or fails to recommend against such tender offer or exchange offer within ten business days after commencement. The Merger Agreement also provides that AMRB will be obligated to pay the Termination Fee if the Merger Agreement (i) is terminated by BMRC in the circumstances described in the preceding sentence or (ii) (A) if certain acquisition proposals are made to AMRB or to its shareholders publicly, (B) the Merger Agreement is terminated for failure to consummate the Merger by the End Date and such failure is the result of the knowing action or inaction by AMRB and the approval of AMRB’s shareholders has not been obtained, and (C) AMRB consummates such acquisition proposal within 12 months of termination of the Merger Agreement. In addition, BMRC may terminate the Merger Agreement in the event one or more members of AMRB’s Board breaches their obligation to vote in favor of the Merger Agreement and such breach results in failure of AMRB’s shareholders to approve the Merger Agreement.

Pursuant to the Merger Agreement, BMRC has agreed to appoint two of AMRB’s directors to the Board of Directors of BMRC and Bank and to nominate such directors for reelection at the first annual shareholder meeting BMRC holds following consummation of the Merger.

In connection with the Merger Agreement, each of the persons currently serving as a director of AMRB entered into a voting agreement with BMRC in which they agreed, among other things, to vote their shares of AMRB common stock in favor of the Merger. Similarly, in connection with the Merger Agreement, each of the persons currently serving as a director of BMRC entered into a voting agreement with BMRC in which they agreed, among other things, to vote their shares of BMRC common stock in favor of the Merger. The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement to Merge and Plan of Reorganization, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, the representations and warranties in the Merger Agreement (i) will not survive consummation of the Merger, unless otherwise specified therein, and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement, except as the result of a willful breach, and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties' public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding BMRC, Bank, or AMRB or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding BMRC, Bank , AMRB, and their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 of BMRC that will include a joint proxy statement of BMRC and AMRB and a prospectus of BMRC, as well as in the Forms 10-K, Forms 10-Q and other filings that BMRC makes with the Securities and Exchange Commission (the “SEC”).

Item 7.01     Regulation FD Disclosure

On April 19, 2021, BMRC and AMRB issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference. In addition, BMRC has prepared an investor presentation regarding the transactions contemplated by the Merger Agreement, which it expects to use in connection with presentations to analysts and investors. The presentation is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 are furnished and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be deemed incorporated by reference in any filing under the Securities Act, except as may be expressly set forth by specific reference in such document or filing.

Additional Information about the Acquisition and Where to Find It

In connection with the proposed acquisition, BMRC will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of BMRC common stock to be issued to the shareholders of AMRB. The registration statement will include a prospectus of BMRC and a joint proxy statement which will be sent to the shareholders of AMRB and BMRC seeking their approval of the acquisition and related matters. In addition, BMRC and AMRB may file other relevant documents concerning the proposed acquisition with the SEC.

Shareholders of BMRC and AMRB are urged to read the registration statement on Form S-4 and the prospectus and joint proxy statement included within the registration statement and any other relevant documents to be filed with the SEC in connection with the proposed acquisition because they will contain important information about BMRC, AMRB and the proposed transaction. Investors and shareholders may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov. Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Bank of Marin Bancorp, 504 Redwood Blvd, Suite 100, Novato CA, 94947 , Attention: Investor Relations (telephone: (415) 763-4523 ), or by accessing Bank of Marin’s website at www.bankofmarin.com under “Investor Relations.” The information on Bank of Marin’s website is not, and shall not be deemed to be, a part of this current report or incorporated into other filings it makes with the SEC.

Participants in the Solicitation

BMRC, AMRB and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of BMRC and AMRB in connection with the acquisition. Information about the directors and executive officers of BMRC is set forth in the proxy statement for BMRC’s 2021 annual meeting of shareholders previously filed with the SEC, and as may be amended in the future. Information about the directors and executive officers of AMRB is set forth in the proxy statement for AMRB’s 2021 annual meeting of shareholders previously filed with the SEC. Additional information regarding the interests of these participants and other persons who may be deemed participants in the acquisition may be obtained by reading the joint proxy statement/prospectus regarding the acquisition when it becomes available.

Forward-Looking Statements

Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the acquisition, including future financial and operating results, cost savings and enhanced revenues that may be realized from the acquisition as well as other statements of expectations regarding the acquisition and any other statements regarding future results or expectations. Such forward-looking statements may contain words related to future projections including, but not limited to, words such as “believe,” “expect,” “anticipate,” “intend,” “may,” “will,” “should,” “could,” “would,” and variations of those words and similar words that are subject to risks, uncertainties and other factors that could cause actual results to differ significantly from those projected. Each of BMRC and AMRB intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. The companies’ respective abilities to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material effect on the operations and future prospects of each of BMRC and AMRB and the resulting company, include but are not limited to: (1) the businesses of BMRC and/or AMRB may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the acquisition may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the acquisition; (5) the ability to obtain required regulatory and shareholder approvals, and the ability to complete the acquisition on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S.

government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies’ respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines, and (7) other risk factors detailed from time to time in filings made by BMRC or AMRB with the SEC. BMRC and AMRB undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise except as required by law.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Reorganization, dated as of April 16, 2021 by and among Bank of Marin Bancorp and American River Bankshares
99.1	Joint Press Release, dated April 19, 2021
99.2	Investor Presentation, dated April 19, 2021
104	Cover Page Interactive Data File
* Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. BMRC agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 19, 2021	BANK OF MARIN BANCORP
		By:	/s/ Tani Girton
Tani Girton
Executive Vice President
and Chief Financial Officer